KAMAN



Investor Presentation

March 7, 2017

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the successful resolution of government inquiries or investigations relating to our businesses and programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze, including the ultimate determination of the U.S. Government's share of any pension curtailment adjustment calculated in accordance with CAS 413; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) the effects, if any, of the United Kingdom's exit from the European Union; (xxii) future repurchases and/or issuances of common stock; (xxiii) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxiv) other risks and uncertainties set forth herein and in our Form 10-K for the fiscal year ended December 31, 2016.

Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Leading Provider of Highly Engineered Aerospace & Industrial Solutions Serving a Broad Range of End Markets



Solving Our Customers' Critical Problems with Technically Differentiated Products & Services

Kaman Corporation Overview

$1.8B Revenues



39%
61%
Aerospace
Distribution

Aerospace



29%
47%
24%
Defense
Fuzing
Commercial

Distribution



20%
50%
30%
Bearings and Mechanical Power Transmission
Automation
Fluid Power

Full year 2016 actual results

Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments



FIXED WING SURFACES
OVER WING EXIT DOORS
FUSELAGE
CONTROL SURFACES
AIRFRAME BEARINGS
LEADING EDGE
WING-TO-BODY FAIRINGS
LANDING GEAR DOORS



ELECTRICAL AUTOMATION AND CONTROL
FLUID POWER
BEARINGS AND POWER TRANSMISSION

AEROSPACE

- OEM/Tier 1 outsourcing and supplier consolidation
- Higher bearing content on new platforms driving bearing sales
- Balance of commercial and defense programs provides diversity across end markets
- Expanded geographic footprint

DISTRIBUTION

- Supplier consolidation favors larger national service providers
- Increased need for value added services
- Large fragmented market provides consolidation opportunities
- Factory automation trends driving fluid power and high speed automation solutions
- National accounts

Capital Deployment Framework

Capital deployment is focused on growth investments & return of capital to shareholders


Dividends &
Share Repurchases
17%
24%
59%
Acquisitions
Capital
Expenditures

Total $902 Million

Period: 2010 to 2016

- Strategic acquisitions to create shareholder value
- High return capital expenditures including facility expansions, machinery and equipment, and IT infrastructure
- Quarterly dividend raised 11% in 2017
- Dividends paid without interruption for 47 years
- $100 million share repurchase authorization in place to offset dilution from employee stock plans

Aerospace


39%


BOEING





Aerospace Overview

	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS
			
Products	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Miniature ball bearings • Flexible drive systems • Aftermarket engineered components	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
Customers	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment		• U.S. and allied militaries • Weapon system OEMs
Business Dynamic	• Continued growth of bearing product line revenue from new program positions, higher build rates and recent acquisitions • Expanding engineered products portfolio into new end markets • Assembly and structures capabilities provide opportunities for additional subcontract programs		• Exclusivity and significant backlog provide a stable revenue base

Primary Aerospace Locations


1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
= Low cost facility

1. **Everett, WA**
   Engineering
2. **Mesa, AZ**
   Aftermarket components
3. **Wichita, KS**
   Composites
4. **Charleston, SC**
   Engineering
5. **Jacksonville, FL**
   Assembly & Metallics
6. **Orlando, FL**
   Fuzing
7. **Middletown, CT**
   Fuzing
8. **Bloomfield, CT**
   - Air Vehicles MRO
   - Composites
   - Specialty Bearings
9. **Bennington, VT**
   Composites
10. **Chihuahua, Mexico**
    Metallics
11. **Höchstadt, Germany**
    Specialty Bearings
12. **Rimpar, Germany**
    Specialty Bearings
13. **Prachatice, Czech Republic**
    Specialty Bearings
14. **Darwen, UK**
    Composites
15. **Burnley, UK**
    Tooling
16. **Hyde, UK**
    Metallics
17. **Goa, India**
    Composites (Joint Venture)

Significant Platforms



JPF



SH-2



UH-60



A350



AH-1Z



K-MAX®



A-10



777



787



737

Broad Portfolio of Specialty Bearings and Engineered Products



Self-lube bearings



Traditional airframe bearings



Aftermarket components



High precision miniature bearings



Flexible drive systems

High Precision Miniature Ball Bearings – Example Applications


Blood Pump


Cryo Pump

Wind Speed Instruments



Mechanical Spindle


Analytical Devices


Dental Handpiece


Surgical Power Tools


Material Handling


Centrifuges


CAD/CAM


Climate Control


Pressure Regulation


High-Speed Placement


Blowers


Navigation Systems


Gears

Aftermarket Components – Major Platforms

Rolls-Royce 250

- Over 600 PMAs
- Estimated 11,000 engines in service
- Part offerings include:
  - Compressor wheels
  - Turbine nozzles
  - Combustion liners
  - Vane diffusers



PT6

- Over 170 PMAs
- Estimated 16,000 engines in service (most popular in GA)
- Part offerings include:
  - Turbine blades
  - Shroud segments
  - Gears and shafts



Honeywell APU

- Over 130 PMAs
- Estimated 15,000 APUs in service
- Part offerings include:
  - Turbine blades
  - Sector gear
  - Shroud segment
  - Inlet guide vanes
  - Aft diffuser housing



Medium Helicopter

- Over 200 PMAs, including 29 Bell approved parts
- Estimated 7,000 aircraft in service
- Part offerings include:
  - Main rotor grips
  - Tail rotor shafts
  - Bearings, strap fittings
  - Blade bolts
  - Trunnions



Fuzing Products


STANDARD
MISSILE


JPF


SLAM-ER


MAVERICK


AIM-9
AIM-9
GBU-24
AMRAAM
SLAM-ER
AGM-65M
STANDARD
MISSILE
GBU-16
AGM-84D
GBU-12
JDAM
MK-84
MK-82
AIM-7
MK-63
MK-62
MK-83
MK-56
TOMAHAWK


TOMAHAWK


FMU-139


HARPOON


AMRAAM

On a Majority of U.S. Weapon Systems

KAMAN

JPF Program

- U.S. Air Force (USAF) multi-function hard/soft target advanced bomb fuze system
- Highly flexible fuze system enabling in-flight reprogramming of a weapon on the wing
- Operational reliability in the field is greater than 99%
- Compatible with most U.S. and NATO aircraft - 27 foreign customers
- Increasing production capacity to meet demand



Bomb Compatibility

- JDAM
- Paveway II and III
- GBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54
- BLU-109, 110, 111, 113, 117, 121, 122, 126
- MK82/BSU-49, MK83/BSU-85, MK84/BSU-50

JPF Demand is Strong

- 2017 deliveries expected to increase to 33,000 to 37,000 fuzes from 31,000 in 2016
- USAF has stated that current inventory levels are below desired quantity
- Solid program multi-year backlog of over $175 million
- Order pipeline is robust – including ongoing negotiations for orders from the USAF and foreign militaries, which would provide visibility into 2020





($ Millions)
JPF Backlog
$250
$200
$150
$100
$50
$0
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016

Air Vehicles and MRO



SH-2G Super Seasprite



Unmanned K-MAX®



Commercial K-MAX®

- SH-2G
  - In service with Egypt, New Zealand, Poland, and Peru
  - Flying fleet will have grown 50% since 2014 upon completion of Peru program
  - Future opportunity exists to expand and upgrade the size and capability of the Egyptian fleet
- K-MAX®
  - Expect deliveries of new aircraft to begin in the first half of 2017
  - We continue to pursue unmanned USMC and DOI programs with our partner Lockheed Martin
- Aftermarket support including spares, repairs and MRO

Distribution


61%







Distribution Overview

PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION
2016 % of Sales	50%	20%	30%
Estimated Market Size[1]	$18 Billion	$5 Billion	$12 Billion
Acquisitions since 2010	• Allied Bearings Supply • Plains Bearing • Florida Bearings Inc. • Ohio Gear and Transmission	• Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers • Calkins Fluid Power	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers • G.C. Fabrication
Major Suppliers	SKF, REGAL, REXNORD, Gates, BALDOR (A MEMBER OF THE ABB GROUP), TIMKEN	Parker	KOLLMORGEN, Schneider Electric, RITTAL, PHOENIX CONTACT

(1) Source: PTDA Market Size Report: US (2016 update to original 2013 research)

KAMAN

Strong Nationwide Footprint



Hawaii
Puerto Rico
Kaman Distribution Center
Bearings & Power Transmission
Fluid Power
Automation

KAMAN


2009 Sales[a] = $613M
12%
14%
74%


2016 Sales[a] = $1.1B
20%
30%
50%

Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering

- Bearings & Power Transmission — up 20%[b]
- Automation — up 297%[b]
- Fluid Power — up 290%[b]

[a] Sales from continuing operations
[b] Growth in sales from 2009 thru 2016

Distribution – Road to 7+% Operating Margin

TODAY
<5%

CATALYSTS

Improved Operational Efficiencies

Scale

Product Mix

Strategic Pricing

FUTURE
7+%

KAMAN

Adding Leading Brands in Multiple Technologies



Value- Added Technologies
PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies
2009
2016

Schneider Electric

RITTAL

PHOENIX CONTACT

Parker

SKF

REGAL

TIMKEN

EMERSON

Extensive Solution and Service Capabilities


System Design & Build


Fluid Power Systems


WE MAKE HOSES!
Hose & Coupling Assemblies


Application Engineering


Belt Fabrication


Maintenance & Reliability

Summary

Kaman Investment Highlights

Strategically Positioned

- ✓ Outstanding portfolio of highly engineered products and proprietary technologies across Aerospace
- ✓ Distribution aligned with best-in-class vendors and delivers system solutions
- ✓ Diverse end market and customer exposure provides consistent performance to fund growth

Improving Financials

- ✓ Focused on driving profitable top-line growth
- ✓ Delivering gross margin and EBITDA growth through scale and operational execution
- ✓ Generating strong consistent cash flow to fund long-term growth

Reliable Business Strategies

- ✓ Disciplined acquisition growth to achieve scale and EBITDA margin expansion
- ✓ Continuing focus on innovation and internal investment to maintain differentiation and drive productivity
- ✓ Relentless effort to drive operational excellence across the company

Long-Term Financial Targets

Kaman Corporation

- 3% – 6% organic sales growth
- 3% – 10% including acquisitions

Distribution

- 3% – 6% organic sales growth
- 3% – 10% including acquisitions
- 7+% operating margin

Aerospace

- 3% – 6% organic sales growth
- 3% – 10% including acquisitions
- High-teens operating margin %

Corporate Expense

- ≤2.5% of sales by 2019

Free Cash Flow

- 80% – 100% of net income

Appendix

Aircraft Programs/Capabilities



15
15
9
10
11
12
4
5
13
7
8
1
2
3
16
6
15
14

Bearing Products	Other Products
1. Doors	9. Door assemblies
2. Nose landing gear	10. Top covers
3. Engine/thrust reverser	11. Fixed leading edge
4. Flight controls	12. Fixed trailing edge
5. Flaps	13. Winglets
6. Main landing gear	14. Wing structures, flaps, slats
7. Rudder	15. Composite structures (e.g. access doors, radomes, consoles)
8. Horizontal stabilizer	16. Nacelle components

Aircraft Programs/Capabilities



1
5
2
1
4
4
4
4
4
6
3

Bearing Products
1. Flexible drive systems
2. Flight control bearings
3. Landing gear bearings

Other Products
4. Manufacture and subassembly of major structures (e.g. cockpit)
5. Blade manufacture, repair and overhaul
6. Manufacture of composite structures (e.g. radomes)

Airframe Bearings and Components

Fixed Wing



- Flap Systems
- Doors
- Landing gear
- Flight controls
- Thrust reversers

Rotary Wing

- Flexible drive systems
- Flight control bearings
- Landing gear bearings



Marine and Hydro



- Dive systems
- Doors and hatches
- Rudder
- Periscope
- Wicket gates
- Navigational locks

Industrial

- Oil sands bearings and track rollers
- Motorsport bearings and bushings



Financial Information and Non-GAAP Reconciliations

Sales and Operating Income

Kaman Corporation and Subsidiaries
Adjusted Net Sales and Adjusted Operating Income
Quarterly data for the years ended December 31

	2015					2016				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
ADJUSTED SALES										
Distribution net sales	$ 311,471	$ 304,050	$ 296,312	$ 265,706	$ 1,177,539	$ 288,664	$ 286,052	$ 274,388	$ 257,218	$ 1,106,322
Aerospace net sales	131,311	142,274	137,430	186,571	597,586	162,534	184,590	179,086	175,844	702,054
Settlement of Bell matter	-	-	-	-	-	-	(4,300)	-	-	(4,300)
Aerospace adjusted net sales	131,311	142,274	137,430	186,571	597,586	162,534	180,290	179,086	175,844	697,754
Total adjusted net sales	$ 442,782	$ 446,324	$ 433,742	$ 452,277	$ 1,775,125	$ 451,198	$ 466,342	$ 453,474	$ 433,062	$ 1,804,076
OPERATING INCOME										
Distribution										
GAAP Operating Income	$ 12,964	$ 15,403	$ 14,422	$ 6,652	$ 49,441	$ 10,469	$ 13,807	$ 11,872	$ 5,711	$ 41,859
Restructuring and Severance Costs	259	589	-	1,496	2,344	347	-	344	341	1,032
Adjusted operating income	$ 13,223	$ 15,992	$ 14,422	$ 8,148	$ 51,785	$ 10,816	$ 13,807	$ 12,216	$ 6,052	$ 42,891
% of net sales	*4.2%*	*5.3%*	*4.9%*	*3.1%*	*4.4%*	*3.7%*	*4.8%*	*4.5%*	*2.4%*	*3.9%*
Aerospace										
GAAP Operating Income as reported	$ 21,821	$ 29,153	$ 27,801	$ 31,553	$ 110,328	$ 21,297	$ 30,461	$ 29,616	$ 33,631	$ 115,005
Acqusitions inventory step-up	-	-	-	508	508	-	1,065	-	-	1,065
Acquisistion and integration costs	-	-	-	198	198	2,002	1,237	546	295	4,080
Resolution of Aerospace contract claim	-	-	-	4,000	4,000	-	-	-	-	-
Adjusted operating income	$ 21,821	$ 29,153	$ 27,801	$ 36,259	$ 115,034	$ 23,299	$ 32,763	$ 30,162	$ 33,926	$ 120,150
% of net sales	*16.6%*	*20.5%*	*20.2%*	*19.4%*	*19.2%*	*14.3%*	*17.7%*	*16.8%*	*19.3%*	*17.1%*
% of adjusted net sales	*16.6%*	*20.5%*	*20.2%*	*19.4%*	*19.2%*	*14.3%*	*18.2%*	*16.8%*	*19.3%*	*17.2%*
Corporate										
GAAP corporate expense	$ (12,428)	$ (14,557)	$ (12,450)	$ (16,143)	$ (55,578)	$ (13,444)	$ (14,407)	$ (10,402)	$ (12,677)	$ (50,930)
Acquisistion Costs for GRW and EXTEX	-	-	437	3,545	3,982	-	-	-	-	-
CAS 413 Pension Closeout	-	-	-	-	-	-	-	-	333	333
Adjusted corporate expense	$ (12,428)	$ (14,557)	$ (12,013)	$ (12,598)	$ (51,596)	$ (13,444)	$ (14,407)	$ (10,402)	$ (12,344)	$ (50,597)
Net gain(loss) on sale of assets	$ (27)	$ 432	$ 10	$ (87)	$ 328	$ 28	$ (14)	$ (24)	$ (1)	$ (11)
Adjusted total net operating profit	$ 22,589	$ 31,020	$ 30,220	$ 31,722	$ 115,551	$ 20,699	$ 32,149	$ 31,952	$ 27,633	$ 112,433

Kaman Corporation and Subsidiaries
Adjusted Net Earnings and Adjusted Diluted Earnings per Share
Quarterly data for the years ended December 31

	2015					2016				
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Adjustments to Net Earnings, pre tax										
Aerospace acquisition costs and inventory step-up	-	-	437	$ 4,251	$ 4,688	$ 2,002	$ 2,302	$ 546	$ 295	$ 5,145
CAS 413 Pension Closeout	-	-	-	-	-	-	-	-	333	333
Aerospace resolution of contract claim	-	-	-	4,000	4,000	-	-	-	-	-
Restructuring and severance costs	$ 259	$ 589	-	1,496	2,344	347	-	344	341	1,032
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	3,002	3,002	-	-	-	-	-
Recognition of tax benefit/(loss) from tax law changes	-	(4,402)	-	2,113	(2,289)	-	-	-	-	-
Adjustments, pre tax	$ 259	$ (3,813)	$ 437	$ 14,862	$ 11,745	$ 2,349	$ 2,302	$ 890	$ 969	$ 6,510
Adjustments to Net Earnings, tax										
Aerospace acquisition costs and inventory step-up	-	-	153	$ 1,488	$ 1,641	$ 701	$ 806	$ 191	$ 103	$ 1,801
CAS 413 Pension Closeout	-	-	-	-	-	-	-	-	117	117
Aerospace resolution of contract claim	-	-	-	1,400	1,400	-	-	-	-	-
Restructuring and severance costs	$ 91	$ 164	-	524	779	122	-	120	119	361
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	1,057	1,057	-	-	-	-	-
Recognition of tax benefit/(loss) from tax law changes	-	-	-	-	-	-	-	-	-	-
Adjustments, pre tax	$ 91	$ 164	$ 153	$ 4,469	$ 4,877	$ 823	$ 806	$ 311	$ 339	$ 2,279
Adjustments to Net Earnings, net of tax										
GAAP Net earnings, as reported	$ 12,749	$ 21,691	$ 17,224	$ 8,774	$ 60,438	$ 9,777	$ 16,495	$ 17,455	$ 15,127	$ 58,854
Aerospace acquisition costs and inventory step-up	-	-	284	2,763	3,047	1,301	1,496	355	192	3,344
CAS 413 Pension Closeout	-	-	-	-	-	-	-	-	216	216
Aerospace resolution of contract claim	-	-	-	2,600	2,600	-	-	-	-	-
Restructuring and severance costs	168	425	-	972	1,565	225	-	224	222	671
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	1,945	1,945	-	-	-	-	-
Recognition of tax benefit/(loss) from tax law changes	-	(4,402)	-	2,113	(2,289)	-	-	-	-	-
Adjusted Net Earnings	$ 12,917	$ 17,714	$ 17,508	$ 19,167	$ 67,306	$ 11,304	$ 17,991	$ 18,034	$ 15,757	$ 63,085
Calculation of Adjusted Diluted Earnings per Share										
GAAP diluted earnings per share	$ 0.46	$ 0.77	$ 0.62	$ 0.32	$ 2.17	$ 0.35	$ 0.59	$ 0.62	$ 0.53	$ 2.10
Aerospace acquisition costs and inventory step-up	-	-	0.01	0.10	0.11	0.05	0.05	0.01	0.01	0.12
CAS 413 Pension Closeout	-	-	-	-	-	-	-	-	0.01	0.01
Aerospace resolution of contract claim	-	-	-	0.09	0.09	-	-	-	-	-
Restructuring and severance costs	0.01	0.02	-	0.03	0.06	0.01	-	0.01	0.01	0.02
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	0.07	0.07	-	-	-	-	-
Recognition of tax benefit/(loss) from tax law changes	-	(0.16)	-	0.08	(0.08)	-	-	-	-	-
Adjusted Diluted Earnings per Share	$ 0.47	$ 0.63	$ 0.63	$ 0.69	$ 2.42	$ 0.41	$ 0.64	$ 0.64	$ 0.56	$ 2.25
Diluted weighted average shares outstanding	27,878	28,098	27,770	27,725	27,868	27,806	27,944	28,080	28,460	28,072

Cash Flow, Balance Sheet, and Capital Factors

Kaman Corporation and Subsidiaries
Cash Flow, Balance Sheet and Capital Factors

	YEAR ENDED December 31, 2013	YEAR ENDED December 31, 2014	YEAR ENDED December 31, 2015	YEAR ENDED December 31, 2016
FREE CASH FLOW FROM CONTINUING OPERATIONS				
Net cash provided by operating activites	$ 64,840	$ 109,089	$ 109,584	$ 107,707
Expendistures for property, plant & equipment	(40,852)	(28,283)	(29,932)	(29,777)
Free cash flow from continuing operations	$ 23,988	$ 80,806	$ 79,652	$ 77,930
DEBT TO CAPITALIZATION				
Current portion of long-term debt	$ 10,559	$ 10,000	$ 5,000	$ 119,548
Long-term debt, excluding current portion	264,655	271,232	434,227	296,598
Total debt	275,214	281,232	439,227	416,146
Temporary equity, convertible notes	-	-	-	1,797
Total shareholders' equity	511,292	517,665	543,077	565,787
Capitalization	$ 786,506	$ 798,897	$ 982,304	$ 983,730
Debt to capitalization	35.0%	35.2%	44.7%	42.3%

KAMAN